SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 August 11, 2004



                                  Cosi, Inc.
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            (Exact name of registrant as specified in its charter)



             Delaware                    000-50052              06-1393745
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600



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         (Former name or former address, if changed since last report.)

Item 7(c).  Exhibits.

99.1        Press Release of Cosi, Inc., dated as of August 11, 2004.



Item 9.     Regulation FD Disclosure

      Pursuant to the Securities Purchase Agreement, dated as of April 27, 2004, among Cosi, Inc. (the "Company") and the purchasers named therein relating to the private placement of 3,550,000 shares of the Company's common stock, the Company filed with the Securities and Exchange Commission (the "SEC") a registration statement covering the resale of the shares purchased in the private placement. On August 11, 2004, the Company's registration statement was declared effective by the SEC.



Item 12.    Results of Operations and Financial Condition.

      On August 11, 2004, the Company issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.



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

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.
Date: August 11, 2004

                                            /s/ Kevin Armstrong
                                         ---------------------------------------
                                         Name:  Kevin Armstrong
                                         Title: Chief Executive Officer and
                                                President



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

                                  EXHIBIT INDEX

    Exhibit No.     Description                      Paper (P) or Electronic (E)
    -----------     -----------                      ---------------------------
                    Press Release of Cosi, Inc.,
       99.1         dated as of August 11, 2004                    E



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